Exhibit 10.17

THIS WARRANT AND THE SHARES OF CAPITAL STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND THE OFFER AND SALE OF SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SHARES OF CAPITAL STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.

THE HOLDER OF THIS WARRANT AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES REPRESENTED BY THIS WARRANT UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

No.	Date: June 26, 2014

Void after June 26, 2019 or earlier if terminated in accordance with Section 9 of this Warrant

JAGUAR ANIMAL HEALTH, INC.

COMMON STOCK WARRANT

THIS CERTIFIES THAT, for value received, Indena S.P.A. (together with its permitted assignees, the “Holder”), is entitled to subscribe for and purchase Twenty-Five Thousand (25,000) shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable shares of Common Stock, par value $0.0001 per share (the “Common Stock”) of  Jaguar Animal Health, Inc., a Delaware corporation (the “Company”), at the exercise price per share established below in Section 1(a) (the “Exercise Price”) (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.  The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock.”

1.                                      Exercise Price; Method of Exercise; Payment.

(a)                                 Exercise Price. Upon the closing of the sale of shares by the Company of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, on, or before, June 1, 2015 (the “Company IPO”), the exercise price shall be equal to the product obtained by multiplying 90% times the Company IPO price per share (i.e., a 10% discount to the Company IPO price per share).  If the Company has not consummated a Company IPO on, or before, June 1, 2015, then the exercise price shall thereafter be equal to the product obtained by multiplying 90% times the price per share of Common Stock of the Company issued in the Company’s Preferred Stock financing (the “Next Private Equity Financing”) closed subsequent to June 1, 2015 (i.e., a 10% discount to the Next Private Equity Financing price per share).

(b)                                 Cash Exercise. Subject to Sections 9, 10 and 14 hereof and Exhibit B attached hereto, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, only after the exercise price has been established pursuant to Section 1(a) above, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier’s or other check acceptable to the Company or wire transfer, of an amount equal to the aggregate Exercise Price of the shares of Warrant Stock being purchased.

(c)                                  Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.                                      Stock Fully Paid; Reservation of Stock.  All of the Warrant Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof, except as may be set forth in the Company’s Bylaws or any contractual agreement to which the Holder or the Warrant Stock may be subject.  During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Warrant Stock and other stock, securities and property to provide for the exercise of the rights represented by this Warrant.

3.                                      Adjustment of Exercise Price and Number of Shares.  Subject to the provisions of Section 9 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)                                 Reclassification.  In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of an equivalent number of shares of Common Stock.  Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subsection (a), subject to Section 9 hereof, shall similarly apply to successive reclassifications and changes.

(b)                                 Stock Splits, Dividends and Combinations.  If the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price if previously established as a result of a Company IPO or Next Private Equity Financing shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price if previously established as a result of a Company IPO or Next Private Equity Financing shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4.                                      Notice of Adjustments.  Whenever the number of shares of Warrant Stock purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Warrant Stock which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

5.                                      Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of such fractional shares the Company shall make a cash payment therefor based upon the fair market value of the Warrant Stock then in effect as determined by the Company.

6.                                      Restrictions Upon Transfer.

(a)                                 The Company need not register a transfer of this Warrant unless the conditions specified in the legends on the front page hereof are satisfied and the transferee has agreed in writing to be subject to the terms and conditions of this Warrant.  Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part (but not less than 25% of the Warrant Stock originally exercisable under this Warrant), shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit C hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in this Section, execute and deliver a new Warrant in the name of the assignee, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

(b)                                 The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

7.                                      Restrictive Legends.

(a)                                 The shares of Warrant Stock issuable upon exercise of this Warrant (unless registered under the Securities Act of 1933, as amended (the “Securities Act”)) shall be stamped or imprinted with legends in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND THE OFFER AND SALE OF SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS

CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

THE HOLDER OF THIS CERTIFICATE AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, INCLUDING THOSE SET FORTH IN REGULATION S OF THE SECURITIES ACT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FROM THE EFFECTIVE DATE OF THE CORPORATION’S FIRST UNDERWRITTEN PUBLIC OFFERING IN THE UNITED STATES AS MORE FULLY PROVIDED IN THE WARRANT TO WHICH THESE SECURITIES WERE ISSUED.

(b)                                 The Company need not register a transfer of shares of Warrant Stock bearing the restrictive legends set forth in this Section 7, unless the conditions specified in legends are satisfied.  The Company may also instruct its transfer agent not to register the transfer of the shares of Warrant Stock, unless all of the conditions specified in the legends set forth in this Section 7 are satisfied.

8.                                      Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Warrant Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9.                                      Expiration of Warrant.  This Warrant shall expire and shall no longer be exercisable upon the first to occur of the following:

(a)                                 at 5:00 p.m., Pacific time, on June 26, 2019;

(b)                                 the closing of a merger, reorganization, tender offer or similar transaction involving the Company or its securities with or into another entity in which the holders of voting securities of the Company immediately prior to such transaction will hold less than 50% of the voting securities of the surviving entity immediately following such transaction as a result of shares held prior to such transaction;

(c)                                  the closing of a sale of all or substantially all of the assets of the Company; and

(d)                                 any “Deemed Liquidation Event” as set forth in the Company’s Amended and Restated Certificate of Incorporation (“COI”) in existence as of  June 26, 2014 (excluding any right of the Company’s Series A Preferred Stock holders to opt out of such Deemed Liquidation Event as provided in the COI).

Each of (b) through (d), collectively, a “Liquidation Event.”

10.                               Market Standoff. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, Holder (and any assignee)  hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  In addition, upon request of the Company or the underwriters managing a public offering of the Company’s securities (other than the initial public offering), Holder hereby agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the lock-up period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement.  Notwithstanding the foregoing, if during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.  In addition to and not in lieu of the foregoing, as requested at any time by the Company or any underwriter of the Company, Holder hereby agrees and acknowledges that this Warrant and the Warrant Stock shall be subject to and Holder shall enter into any such lock-up provisions entered into by the Company’s executive officers and directors at any time and from time to time as a condition to the issuance of this Warrant. Holder acknowledges that such a lock-up agreement has been requested by the Company as a condition to the issuance of this Warrant and Holder shall execute and deliver to the Company and its underwriters such lock-up agreement.

11.                               Notices, Etc. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by facsimile, electronic mail or express courier, or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address, electronic mail address, or facsimile number set forth in this Warrant.

12.                               Governing Law, Headings.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware with venue for all purposes in the State of Delaware.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

13.                               Amendment and Waiver.  This Warrant may be amended or modified, and the obligations of the Company and the rights of each Holder under this Warrant may be waived, amended or terminated, only upon the written consent of the Company and the Holders of a majority of the shares of Warrant Stock exercisable at any point in time (the “Required Majority Holders”).  Holder acknowledges that because this

Warrant may be amended or terminated with the consent of the Required Majority Holders, Holder’s rights hereunder, may be amended, terminated or waived without Holder’s individual consent.  .

14.                               Holder Representations & Warranties.  Holder hereby represents and warrants to the Company as follows:

(a)                                 Holder is NOT a “U.S. person”, not voting on behalf of or acquiring the Securities (as define below) for the account or benefit of any U.S. person and is acquiring the Warrant and will acquire the Warrant Stock in an offshore transaction, each as such term has the meaning set forth in Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (and collectively, the Warrant together with the Warrant Stock, the “Securities”).

For purposes of the above representation, “U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any non-U.S. jurisdiction and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined below) who are not natural persons, estates or trusts.

For purposes of the above representation, an offer or sale of securities is made in an “offshore transaction” if: (i) The offer is not made to a person in the United States; and (ii) Either: (A) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States; or (B) the transaction is executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States.

Notwithstanding the definition of “offshore transaction” above, offers and sales of securities specifically targeted at identifiable groups of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, shall not be deemed to be made in “offshore transactions”.  Notwithstanding the definition of “offshore transaction” above, offers and sales of securities to persons excluded from the definition of “U.S. person” (as defined above) or persons holding accounts excluded from the definition of “U.S. person” solely in their capacities as holders of such accounts, shall be deemed to be made in “offshore transactions”.  Notwithstanding the definition of “offshore transaction” above, the publication or distribution of a research report in accordance with Rule 138(c) or Rule 139(b) of the Securities Act by a broker or dealer at or around the time of an offering in reliance on Regulation S will not cause the transaction to fail to be an offshore transaction as defined in this section.

(b)                                 Holder agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

(c)                                  Holder understands that no public market currently exists for the Securities and that there are no assurances that any such market will be created.

(d)                                 Holder specifically acknowledges and understands that certificates representing the Securities will bear substantially the following legends, in addition to any other legends required by this Warrant or otherwise, Holder acknowledges and agrees that:

i.                                          The Securities have not been and will not be registered under the Securities Act, and in issuing the Securities to Holder, the Company is relying upon the “safe harbor” provided by Regulation S under the Securities Act;

ii.                                       It is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the purchase of the Securities (the “Distribution Compliance Period”) by the Holder;

iii.                                    Until the expiration of the Distribution Compliance Period:

a.                                      Holder has not and will not solicit offers to buy, offer for sale or sell any of the Securities or any beneficial interest therein in the United States or to or for the account of a U.S. person;

b.                                      Notwithstanding the foregoing, prior to the expiration of the Distribution Compliance Period, subject to any other restrictions set forth in this Warrant, the Securities may be offered and sold by Holder only if:  (A) the offer or sale is within the United States or for the account of a U.S. person (as such terms are defined in Regulation S) and the Securities are offered and sold pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

c.                                       The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement.  Holder agrees that after the Distribution Compliance Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

iv.                                   Holder has not engaged, nor is Holder aware that any party has engaged, and Holder will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities;

v.                                      Holder is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act);

vi.                                   Neither Holder, nor any person or entity with whom Holder shares beneficial ownership of the Company’s securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, attached hereto as Annex II.

vii.                                Holder acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section E and shall transfer such Securities on the books of the Company only to the extent consistent herewith.  In particular, Holder acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(e)                                  Holder will notify any purchaser of the Securities from Holder of the restrictions relating to the Securities noted herewith.

(f)                                   Holder has full power and authority to deliver these representations and warranties in relation to the Holder’s purchase of the Securities and is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (as more fully set forth on Annex I attached hereto).

(g)                                  Holder acknowledges that the Company and is entitled to rely on the truth and accuracy of the foregoing representations and warranties and that the foregoing representations and warranties will survive Holder’s admission as a Holder of the Company.

(h)                                 Holder acknowledges that these representations and warranties may be translated into one or more languages other than English.  In case of any inconsistency between the English version of these representations and warranties and a version in any other language, the English version shall prevail.  In the event Holder executes and delivers a non-English version of these representations and warranties, such execution and delivery will also be deemed to be execution and delivery of the English version of these representations and warranties.

(i)                                     Holder represents and warrants that the above acknowledgements, representations and agreements are true and accurate as of the date hereof.  Holder also agrees to inform the Company should any of the information contained in these representations and warranties cease to be true and/or accurate.  Holder acknowledges that in the event it does not inform the Company of any change to the information contained in these representations and warranties, the Company and its respective professional advisers will be entitled to continue to rely on the truth and accuracy of the foregoing representations and warranties until and including the date the Holder purchases the Securities.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the Company and Holder have each caused this Warrant to be executed as set forth below.

JAGUAR ANIMAL HEALTH, INC.
a Delaware corporation

Jaguar Animal Health, Inc.
185 Berry Street
Suite 1300
San Francisco, CA 94107
Attn: Charles Thompson
thompson@jaguaranimalhealth.com

By:

Name:

Title:

HOLDER:
Agreed & Accepted:

By:
(Signature)

(Print Name)

Physical Address for investment and notice purposes and email address for notices

Signature Page to Jaguar Animal Health Warrant

EXHIBIT A

NOTICE OF EXERCISE

TO:                           JAGUAR ANIMAL HEALTH, INC.

Attention:  Chief Financial Officer

The undersigned hereby elects to purchase                      shares of Common Stock of JAGUAR ANIMAL HEALTH, INC. pursuant to the terms of the attached Warrant.

Method of Exercise (Please initial the applicable blank):

☐                                    The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased by wire transfer         or cashier’s check         , together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said shares of                                      in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.  In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B.

The undersigned hereby agrees that it shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any securities of the Company as set forth in the Purchase Agreement or Warrant.

(Signature)

Date:

A-1

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

COMPANY	:	JAGUAR ANIMAL HEALTH, INC.

SECURITY	:	COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANT ISSUED ON JUNE 26, 2014

AMOUNT	:	SHARES

DATE	:	, 20

In connection with the purchase of the above-listed Securities, the undersigned represents to the Company the following:

The undersigned is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

The undersigned understands that offer and sale of the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned’s investment intent as expressed herein.  In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if this representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

The undersigned further understands that the Securities must be held indefinitely unless the offer and sale of the Securities are subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  Moreover, the undersigned understands that the Company is under no obligation to register the offer and sale of the Securities.  In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless the offer and sale of the Securities are registered or such registration is not required in the opinion of counsel for the Company.

The undersigned is familiar with the provisions of Rule 144, promulgated pursuant to the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things, the existence of a public market for the Securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sales being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of Securities being sold during any three-month period not exceeding specified limitations.

B-1

The undersigned further understands that in the event that all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

The undersigned hereby ratifies and confirms all of the original Holder’s representations and waranties set forth in Section 14 of the Warrant, including but not limited to the undersigned is an “Accredited Investor” as set forth in the Warrant and is not a “Bad Actor”  as set forth in the Warrant and if the undersigned is not a United States person (as defined in the Warrant and by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), Holder hereby represents that Holder has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Warrant, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained in connection with such purchase, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  Holder’s purchase and payment for and continued beneficial ownership of the Warrant Stock will not violate any applicable securities or other laws of Holder’s jurisdiction. Holder acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof in connection with Holder’s exercise of this Warrant.

(Signature)

Date:

B-2

EXHIBIT C

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                the right represented by the attached Warrant to purchase                         * shares of Common Stock of JAGUAR ANIMAL HEALTH, INC. (the “Company”), to which the attached Warrant relates, and appoints all executive officers  of the Company as Attorney to transfer such right on the books of JAGUAR ANIMAL HEALTH, INC., with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

Signed in the presence of:

*Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

C-1

ANNEX I

Holder is an “accredited investor” as that term is defined in Regulation D promulgated by the Securities and Exchange Commission.  The term “Accredited Investor” under Regulation D refers to:

A person or entity who is a director or executive officer of the Corporation;

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance Corporation as defined in Section 2(13) of the Securities Act; investment Corporation registered under the Investment Corporation Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

Any private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

Any natural person whose individual net worth, or joint net worth with that person’s spouse, exclusive of value of principal residence at the time of his purchase exceeds $1,000,000;

Any natural person who had an individual income in excess of $200,000 during each of the previous two years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

Any entity in which all of the equity owners are accredited investors.

As used in this Schedule III, the term “net worth” means the excess of total assets over total liabilities.  For the purpose of determining a person’s net worth, the principal residence owned by an individual shall be excluded.  As used in this Section 3.6, “income” means actual economic income, which may differ from adjusted gross income for income tax purposes.  Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income:  Any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

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Annex II

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i)             Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)       In connection with the purchase or sale of any security;

(B)       Involving the making of any false filing with the Commission; or

(C)       Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)          Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)       In connection with the purchase or sale of any security;

(B)       Involving the making of any false filing with the Commission; or

(C)       Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)       Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)       At the time of such sale, bars the person from:

(1)         Association with an entity regulated by such commission, authority, agency, or officer;

(2)         Engaging in the business of securities, insurance or banking; or

(3)         Engaging in savings association or credit union activities; or

(B)       Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv)      Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)       Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)       Places limitations on the activities, functions or operations of such person; or

(C)       Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)         Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)       Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)       Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi)                  Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)               Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)            Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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